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                                                                      EXHIBIT 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into Correctional Properties Trust's previously filed Registration Statements on Form S-8 (File Nos. 333-51137 and 333-60052).

ARTHUR ANDERSEN LLP

West Palm Beach, Florida,
    May 29, 2001.